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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported: OCTOBER 26, 1999


                              HYBRID NETWORKS, INC.
             (Exact name of registrant as specified in this charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         0-23289                                       77-02520931
 (Commission File Number)                (I.R.S. Employer Identification Number)



                  6409 GUADALUPE MINES ROAD, SAN JOSE, CA 95120
               (Address of principal executive offices) (Zip Code)


                                 (408) 323-6250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

OCTOBER 26, 1999, FOR IMMEDIATE RELEASE

COMPANY PRESS RELEASE

                     HYBRID NETWORKS, INC. APPOINTS NEW CEO



HYBRID NETWORKS APPOINTS JIM FLACH AS INTERIM CEO, REPLACING CARL S. LEDBETTER

San Jose, Calif.-Business Wire-OCTOBER 26, 1999-Hybrid Networks, Inc. (market designation: HYBR) announced today that Carl S. Ledbetter resigned as CEO of Hybrid Networks for personal reasons. Jim Flach, a partner of Accel Partners, a current Board member and a former CEO of Hybrid, will act as interim CEO. Mr. Ledbetter will continue to have an active role with the Company as Chairman of the Board of Directors.

"Jim brings in a wealth of experience in Computing and Telecommunications, including experience at Intel and Xerox Corporation as well as numerous new networking companies, he has led. We are delighted Jim is stepping in" said Mr. Ledbetter.


See the Hybrid Networks web site at : HTTP://WWW.HYBRID.COM,
Or contact Hybrid Investor Relations at (408) 323-6215.

Hybrid Networks, Inc.
6409 Guadalupe Mines Rd.
San Jose, CA   95120
408.323.6500 voice
408.323.6471 fax
HTTP://WWW.HYBRID.COM


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.





Dated:  October 27, 1999            Hybrid Networks, Inc.



                                    By:  /s/ Judson W. Goldsmith


                                         Judson W. Goldsmith
                                         President and Chief Operating Officer


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